Statements of Operations (USD $)	6 Months Ended
Dec. 31, 2012
Operating expenses:
Charge for acquired research and development	$ 1,230,768
General and administrative	6,249
Total operating expenses	1,237,017
Other expenses - Interest	28,655
Net loss	1,265,672
Other comprehensive gain - Foreign currency translation	27,287
Comprehensive loss	$ 1,238,385
Net loss per common share - Basic and diluted	$ 0.025
Weighted average common shares outstanding - Basic and diluted	50,000,000